Exhibit 99.2A

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Form  LLC-5.5
January 2000                                                         Illinois                       This space for use by
                                                                                                      Secretary of State
                                                          Limited Liability Company Act
--------------------------------------------
Jesse White                                                  Articles of Organization
Secretary of State
Department of Business Services
Limited Liability Company Division                              SUBMIT IN DUPLICATE
Room 359, Howlett Building                                     Must be typewritten
                                                     ------------------------------------------
Springfield, IL 62756
http://www.sos.state.il.us                           This space for use by Secretary of State
--------------------------------------------
Payment must be made by certified                   Date
check, cashier's check, Illinois                    Assigned File #
attorney's check, Illinois C.P.A.'s check           Filing Fee        $400.00
or money order, payable to "Secretary               Approved:
of State."
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1.    Limited Liability Company Name: ASA Debt Arbitrage Fund LLC
                                      ----------------------------------------

      ------------------------------------------------------------------------
      (The LLC name must contain the words limited liability company, L.L.C. or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2. If transacting business under an assumed name, complete and attach Form LLC-1.20.

3. The address of its principal place of business: (Post office box alone and c/o are unacceptable.)

      ------------------------------------------------------------------------

      817 W. Peachtree Street, N.W., Suite 400, Atlanta, Georgia 30308-1144   .
      ------------------------------------------------------------------------

4.    The Articles of Organization are effective on: (Check one)

      a)  X   the filing date, or b)      another date later than but not more
        -----                       -----
                                          than 60 days subsequent to the filing

                                          date:
                                                --------------------------
                                                    (month, day, year)

5.    The registered agent's name and registered office address is:

      Registered agent:   C T Corporation System
                         -----------------------------------------------------
                            First Name        Middle Initial       Last Name

      Registered Office:  c/o C T Corporation System, 208 South LaSalle Street,
                                                                           814
                         -----------------------------------------------------
      (P.O. Box and         Number                Street             Suite #
      c/o are
      unacceptable)       Chicago                 60604                Cook
                         -----------------------------------------------------
                            City                ZIP Code             County

6. Purpose or purposes for which the LLC is organized: Include the business code # (IRS Form 1065).
      (If not sufficient space to cover this point, add one or more sheets of this size.)
      "The transaction of any or all lawful business for which limited liability companies may be organized under this Act."

       IRS Code 525990





7.    The latest date, if any, upon which the company is to dissolve
      perpetual         .
      ------------------
      (month, day, year)

      Any other events of dissolution enumerated on an attachment. (Optional)

                                                                       LLC-4.5


  IL052 - 6/13/03 C T System Online

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LLC-5.5

8. Other provisions for the regulation of the internal affairs of the LLC per Section 5-5 (a) (8) included as attachment:

      If yes, state the provisions(s) from the ILLCA.          Yes         No
                                                           ---         ---

9.    a)    Management is by manager(s):                    X  Yes         No
                                                           ---         ---

      If yes, list names and business addresses.

      Aspen Strategic Alliance LLC
      817 W. Peachtree Street, N.W.,
      Suite 400
      Atlanta, Georgia 30308-1144

      b)    Management is vested in the member(s):             Yes      X  No
                                                           ---         ---

      If yes, list names and addresses.






10. I affirm, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

      Dated    June                                            , 2003
            --------------------------------------------------  --------
                                (Month/Day)                      (Year)


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           Signature(s) and Name(s) of Organizer(s)                                    Business Address(es)

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1.                                                                  1.     817 W. Peachtree, N.W., Suite 400
      --------------------------------------------------                 --------------------------------------------------
                           Signature                                          Number                            Street

       Jeremy L. Standrod, Organizer                                                         Atlanta
      --------------------------------------------------                 --------------------------------------------------
                (Type or print name and title)                                              City/Town

                                                                                Georgia 30308-1144
      --------------------------------------------------                 --------------------------------------------------
           (Name if a corporation or other entity)                            State                             ZIP Code

2.                                                                  2.
      --------------------------------------------------                 --------------------------------------------------
                           Signature                                          Number                            Street


      --------------------------------------------------                 --------------------------------------------------
                (Type or print name and title)                                              City/Town


      --------------------------------------------------                 --------------------------------------------------
           (Name if a corporation or other entity)                            State                             ZIP Code

3.                                                                  3.
      --------------------------------------------------                 --------------------------------------------------
                           Signature                                          Number                            Street


      --------------------------------------------------                 --------------------------------------------------
                (Type or print name and title)                                              City/Town


      --------------------------------------------------                 --------------------------------------------------
           (Name if a corporation or other entity)                            State                             ZIP Code
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      (Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

      LLC-4.5

        IL052 - 6/13/03 C T System Online